TAX-FREE TRUST OF OREGON
                          Supplement to the Prospectus
                      for Class A Shares and Class C Shares
                             Dated January 31, 2004

     The following material is added as the last paragraph under the heading, "What are the sales, service and distribution charges for Class C Shares?"

     The Trust will not accept purchase orders for Class C Shares in an amount of $500,000 or more on behalf of an individual investor (not including dealer "street name" or omnibus accounts). This is because it will generally be more advantageous for an individual investor purchasing amounts greater than $500,000 to purchase the Trust's Class A Shares instead.

                  The date of this supplement is March 5, 2004